                        STOCK OPTION AGREEMENT-REVISED

     THIS STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into as of the 14th day of March, 1997 by and between STEVEN E. BERNSTEIN ("SEB") and JEFFREY A. STOOPS (the "Optionee");

                                  WITNESSETH

     WHEREAS, SEB is desirous of having Optionee enter into an employment agreement as of the date hereof (the "Employment Agreement") with SBA Communications Corporation, a Florida corporation (the "Company"); and

     WHEREAS, to induce Optionee, SEB desires to grant to the Optionee options to purchase 1,369,863 shares of the Company's Class B Common Stock, $.01 par value per share (the "Class B Common Stock") currently owned by SEB, all as more particularly set forth herein;

     NOW, THEREFORE, in consideration of the mutual premises and covenants, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed as follows:

     1.   Grant of Option. Subject to and upon the terms and conditions set
          ---------------
forth in this Agreement, SEB hereby grants to the Optionee options (the "Options") to purchase up to one million, three hundred sixty three thousand, eight hundred sixty three (1,369,863) shares of Class B Common Stock (the "Shares") at an exercise price of two dollars nineteen cents ($2.19) per share (the "Exercise Price"). This revised Agreement supercedes and replaces in its entirety an agreement of similar date which set forth a grant of options to purchase 600,000 Shares at an exercise price of $5.00 per Share.

     2.   Vesting. Subject to the terms, provisions and limitations contained in
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the Plan, the option granted under this Agreement shall vest and become exercisable in three equal installments of 456,621 shares each, with the first installment to vest on December 31, 1997, the second installment to vest on December 31, 1998 and the third installment to vest on December 31, 1999. Once vested, the Options may be exercised up to and including the date which is ten
(10) years from the date the Options are granted.

     3.   Loss of Vesting; Accelerated Vesting. In  order for the Options to
          ------------------------------------
vest in accordance with Section 3 above, Optionee must be an employee of the Company or its subsidiaries as of the date of vesting; provided, however, that all options granted under this Agreement shall vest and become immediately exercisable in the event (i) Optionee's employment with the Company is terminated "Without Cause," or (ii) a "Change in Control" occurs, as such terms are defined in that certain Employment Agreement between Optionee and the Company of even date herewith.

     4.   Payment of Price. The Exercise Price is payable in cash and/or shares
          ----------------
of Stock (as such term is defined in the Company's 1996 Stock Option Plan (the "Plan")), or by
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surrendering some of the Options, valued at their Fair Market Value (as such term is defined in the Plan, which, in the case of a surrender of Options shall be an amount equal to the Fair Market Value per share of the Company's Class A Common Stock less the Exercise Price per share) at the time the Options are exercised, or by delivering to SEB a copy of irrevocable instructions to a stockbroker to deliver promptly to SEB an amount of sale or loan proceeds sufficient to pay the Exercise Price.

     5.   Method of Exercising Option. Subject to the terms and conditions of
          ---------------------------
this Agreement, the Options may be exercised by written notice to SEB at the address set forth below. Such notice shall state the election to exercise an Option(s) and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Options. Such notice shall be accompanied by payment of the full Exercise Price of such shares, and SEB shall deliver a certificate or certificates representing such shares as soon as practicable after such payment shall be received. The certificate or certificates for the shares as to which the Options shall have been so exercised shall be registered in the name of the person or persons so exercising the Options (or, if the Options shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising the Options, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Options. In the event the Options shall be exercised by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Options. All shares that shall be purchased upon the exercise of the Options as provided herein shall be fully paid and non-assessable.

     6.   No Shareholder Rights or Obligation. This Agreement will not entitle
          -----------------------------------
the Optionee (or subsequent assignee of any or all of the Options) hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Agreement will give rise to any obligation of the Optionee for the Exercise Price of Common Stock acquirable by exercise hereof or as a shareholder of the Company.

     7.   Tax Withholding. The Holder or other person receiving Common Stock
          ---------------
upon an exercise of the Options may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Common Stock, the amount of any federal, state or local taxes which the Company or subsidiary is required to withhold, if any, with respect to such Common Stock. The Company shall accept shares of Common Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

     8.   Changes in Capital Structure. The Options shall be subject to
          ----------------------------
adjustment or substitution as to the number of shares and Exercise Price of Common Stock so as to be equitable in the event of changes in the outstanding Common Stock or in the capital structure of the Company, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring

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

after the date of this Agreement, or which otherwise warrants equitable adjustment because it interferes with the intended operation of this Agreement. In the event of any such adjustments or substitution, the aggregate number of shares of Common Stock issuable upon exercise of the Options and Exercise Price shall be appropriately adjusted, taking into account whatever adjustments or substitutions are made by the Company with respect to options granted under the Plan. Upon each adjustment in the Exercise Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     9.   No Transferability.  The options may not be sold, conveyed, pledged,
          ------------------
hypothecated or otherwise transferred in any manner by the Optionee without the prior written consent of SEB; provided, however, that the options may be transferred pursuant to will or the laws of intestacy following Optionee's life or, during Optionee's life, to a person or entity who would be deemed an Eligible Class B Stockholder as such term is defined in the Company's Articles of Incorporation ("Eligible Class B Stockholder") and substituting in such definition as appropriate Optionee for Steven M. Bernstein. No such sale, transfer or hypothecation may occur in any event except in compliance with federal and state securities laws, as determined to the satisfaction of the Company and its counsel in their sole discretion.

     10.  Partial Exercise.  Exercise of the options up to the extent stated may
          ----------------
be made in part at any time and from time to time within the limits of Section 2 hereof, except that the options may not be exercised for a fraction of a share. Any fractional share with respect to which an installment of the options cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to the options and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     11.  Restricted Shares; Purchase for Investment.  The Optionee agrees that
          ------------------------------------------
(i) his purchase of the Shares upon an exercise of the Options hereunder will not be made with a view toward the "distribution" of such Shares, as defined in the Securities Act of 1933, as amended (the "1933 Act"), (ii) such Shares may not be transferred or hypothecated unless, in the opinion of counsel to the Company, such transfer or hypothecation would be in compliance with the registration provisions of the 1933 Act or pursuant to an exemption therefrom; and (iii) that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with the 1933 Act. Optionee understands that the Shares will not be registered under the 1933 Act, or under the laws of any jurisdiction. Optionee hereby represents and warrants that Optionee, or through his advisers, is sophisticated and experienced in financial business and investment matters and, as a result, Optionee is in a position to evaluate the merits and risks of an investment in the Company.

     12.  Assignment of Registration Rights Agreement.  SEB hereby assigns and
          -------------------------------------------
transfers

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

to Optionee all of his rights and obligations applicable to the Options and the Shares under that certain Registration Rights Agreement by and among SEB, Ronald
G. Bizick, II and Robert M. Grobstein and the Company dated March 6, 1997 (the "Registration Rights Agreement"). Optionee hereby agrees to become a party to the Registration Rights Agreement and hereby assumes all of SEB's obligations thereunder as they relate to the Options and the Shares.

     13.  Stock Pledge.  To secure his obligations to deliver the Shares upon
          ------------
exercise of the Options, SEB has delivered to Optionee a stock pledge of even date herewith, stock certificates evidencing the Shares and a stock power, duly endorsed and executed.

     14.  No Obligation to Exercise Option.  The grant and acceptance of the
          --------------------------------
options hereunder imposes no obligation on the Optionee to exercise the options.

     15.  Amendments.  The provisions of this Agreement may not be amended,
          ----------
supplemented, waived or changed orally, but only by a written signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

     16.  Assignments. Except as otherwise provided herein, no party shall
          -----------
assign his or its rights and/or obligations hereunder without the prior written consent of each other party to this Agreement; provided, however, that SEB may transfer any or all of the Shares to an Eligible Class B Stockholder provider such Eligible Class B Stockholder executes an instrument in favor of Optionee assuming SEB's obligations hereunder with respect to the Shares transferred.

     17.  Further Assurances.  The parties hereby agree from time to time to
          ------------------
execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

     18.  Binding Effect.  All of the terms and provisions of this Agreement,
          --------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

     19.  Notices.  All notices, requests, consents and other communications
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required or permitted under this Agreement shall be in writing (including telex and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to Optionee:

     Jeffrey A. Stoops
     15575 Woodmar Court

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

     Wellington, FL 33414
     Telephone: (561) 791-8316


If to SEB:


     Steven E. Bernstein
     SBA Communications Corporation
     6001 Broken Sound Parkway, Suite 400
     Boca Raton, Florida 33487
     Telephone: (561) 995-7670
     Telefax: (561) 995-7626

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

     20.  Headings.  The headings contained in this Agreement are for
          --------
convenience of reference only, and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

     21.  Severability.  If any part of this Agreement or any other Agreement
          ------------
entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

     22.  Survival. All covenants, agreements, representations and warranties
          --------
made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     23. Waivers. The failure or delay of any part at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

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


     24.  Jurisdiction and Venue. The parties acknowledge that a substantial
          -----------------------
portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (i) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the United States, Southern District of Florida; (ii) consents to the jurisdiction of each such court in any suit, action or proceeding; (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (iv) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.

     25.  Enforcement Costs. If any civil action, arbitration or other legal
          -----------------
proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

     26.  Remedies Cumulative. No remedy herein conferred upon any party is
          -------------------
intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

     27.  Governing Law. This Agreement and all transactions contemplated by
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this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     28.  Entire Agreement. This Agreement represents the entire understanding
          ----------------
and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




                                         /s/ Steven E. Bernstein
                                         --------------------------------------
                                         Steven E. Bernstein

                                         /s/ Jeffrey A. Stoops
                                         --------------------------------------
                                         Jeffrey A. Stoops






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